EXHIBIT 99.4 Second Annual Analyst and Investor November 20, 2017 NASDAQ: AXGN Day 1 It's time to rethink nerve repair.TM

Safe Harbor Statement This Presentation contains "forward-looking" statements as defined in the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations or predictions of future conditions, events, or results based on various assumptions and management's estimates of trends and economic factors in the markets in which we are active, as well as our business plans. Words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," "projects," "forecasts," "continue," "may," "should," "will," and variations of such words and similar expressions are intended to identify such forward-looking statements. The forward-looking statements may include, without limitation, statements regarding our assessment on our internal control over financial reporting, our growth, our 2017 and 2018 guidance, product development, product potential, financial performance, sales growth, product adoption, market awareness of our products, data validation, our visibility at and sponsorship of conferences and educational events. The forward-looking statements are subject to risks and uncertainties, which may cause results to differ materially from those set forth in the statements. Forward-looking statements in this release should be evaluated together with the many uncertainties that affect AxoGen's business and its market, particularly those discussed in the risk factors and cautionary statements in AxoGen's filings with the Securities and Exchange Commission. Forward-looking statements are not guarantees of future performance, and actual results may differ materially from those projected. The forward-looking statements are representative only as of the date they are made and, except as required by law, AxoGen assumes no responsibility to update any forward-looking statements, whether as a result of new information, future events, or otherwise. 2 It's time to rethink nerve repair.TMaf

Event Agenda

Company Overview and Update	Karen Zaderej	AxoGen President and CEO
Building a Platform for Nerve Repair – Clinical perspectives	Erick DeVinney	AxoGen VP of Clinical and Translational Science
Peripheral Nerve Repair from Head to Toe	Dr. Ivica Ducic	AxoGen Medical Director and Washington Nerve Institute
Upper Extremity Nerve Reconstruction	Dr. Kyle Eberlin	Massachusetts General Hospital
Expanded Applications in Oral and Maxillofacial Nerve Reconstruction	Dr. John Zuniga	UT Southwestern Medical Center
Expanded Applications in Breast Reconstruction	Dr. Constance Chen	Lenox Hill Hospital
Panel Discussion and Q&A	All Presenters	
Summary and Closing Statements	Karen Zaderej Pete Mariani	AxoGen AxoGen

It's time to rethink nerve repair.™
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AxoGen®

The AxoGen Platform for Nerve Repair 1/AxoGen. It's time to rethink nerve repair.™ 4

Current Targeted Nerve Markets AxoGen Current Target Markets $2.2 Billion (U.S.) Breast Neurotization $250M Carpal and Cubital Tunnel $188M OMF $293M $439M Extremity Trauma $1.5B $391M $439$M976M $238M $433M $161M $271 Over 900,000 Procedures Annually in U.S.1: 719,0001 118,0002 80,3503 14,5004 Extremity Trauma Carpal/Cubital Tunnel OMF Breast Neurotization 5 It's time to rethink nerve repair.TM

…Leading to a Potential Opportunity of Over 900,000 Nerve Repair Procedures in Multiple OMF Surgical Specialties Ophthalmology in the U.S. Alone Breast Neurotization 14,500 Loss of breast sensation affects QOL 80,350 Iatrogenic nerve injuries (dental implants, third molar extractions) Benign tumor resections Affect speech, mastication, swallowing Head & Neck General Surgery Orthopedic Cardio Thoracic OB/GYN Extremities (Trauma and Compression) 837,000 Acute trauma, revision carpal tunnel and cubital tunnel Urology Prostatectomy 26,000 non nerve sparing procedures Loss of erection, urinary incontinence and pain, affect QOL Vascular Pain TBD Diabetic neuropathy, iatrogenic injury, migraine, joint pain, post-chemo, other nerve compression Podiatry 6 It's time to rethink nerve repair.TM

Build Market Awareness Educate Surgeons, Develop Advocates Grow Body of Clinical Evidence Execute Sales Plan Expand Product Pipeline & Applications Market Development Strategy 7 It's time to rethink nerve repair.TM

Focus on Building Awareness Among Surgeons, Patients, and Investors Participate in Clinical Conferences Exhibits, Podium presentations, KOL panels Promote Awareness Among Patients AxoGen Patient Ambassador Program Garner Positive Media Attention National, Regional, and Local Broadcast, Print, and Online  8 Build Market Awareness It's time to rethink nerve repair.TM

Emphasis on Education 2016: 2017: 2018: 13 15 18 National National National Programs Programs Programs Expected Educate on “best practices” of nerve repair Local Grand Rounds and handling labs Fellow education – training the next generation of surgeons, expect to train two-thirds of hand surgeon Fellows in 2018 Nerve Matters® – Online surgeon forum for sharing cases and techniques 9 Educate Surgeons Develop Advocates It's time to rethink nerve repair.TM

Strong Commitment to Clinical Evidence Developing ® 5 1,300 Avance® nerve repairs enrolled to date 53 Portfolio Peer-Reviewed Clinical Papers* 45 18 *Total number for the portfolio of surgical implant products. Certain publications contain data on multiple products. As of September 30, 2017 10 Grow Body of Clinical Evidence It's time to rethink nerve repair.TM

Focused Sales Execution, Increasing Market Penetration Sales Execution Focused on Driving Results Continue expansion thru driving penetration in active accounts and adding new active accounts 5,100 potential U.S. accounts performing nerve repair 563 Active accounts as of September 30, 2017 Expanded Sales Reach U.S. sales team  53 direct sales professionals at end of Q3  60+ direct sales professionals by end of 2017  75+ direct sales professionals by end of 2018  11 Execute Sales Plan It's time to rethink nerve repair.TM

Expand the Opportunity in Nerve Repair Market Expansion Future Market Development Core Business International Expansion Product Pipeline 12 Expand Product Pipeline & Applications It's time to rethink nerve repair.TM

Breast Reconstruction – Every Woman’s Right Raise the bar in outcomes for breast reconstruction Size SENSATION Shape Softness Symmetry 13 It's time to rethink nerve repair.TM

Breast Reconstruction Neurotization $250 Million Market Opportunity 307,660 BREAST CANCER PATIENTS5 113,834 MASTECTOMIES6 vs Breast Conserving options (Lumpectomy) 20,650 AUTOLOGOUS RECONSTRUCTIONS7 vs implant based reconstructions 14,500 APPLICABLE PATIENTS4 65% Bilateral 24,000 BREAST RECONSTRUCTIONS8 65% Dual Neurotization $250 Million 14 It's time to rethink nerve repair.TM

Commercial Strategy 20 to 25 Breast Neurotization Build Market Awareness •Digital marketing for patients •Increased awareness of the issues and solution through media and PR efforts •Focused co-marketing agreements with Reference Centers Centers Sensation-NOW™ Registry Emphasis on Education •Train residents and fellows •Create a library of resources focused on techniques •Nerve Matters® Develop Clinical Evidence •Sensation-NOW™ (Sensation Neurotization Outcomes for Women) Registry •Single vs Dual Neurotization – randomized prospective study •Additional investigator initiated clinical studies and sponsored studies Thought Leader Collaborations Reference Centers Focused Sales Executions •Accelerate adoption of technique at Reference Centers and Sensation-NOW™ locations 15 It's time to rethink nerve repair.TM

Exploring Expanded Applications in Neuropathic Pain Focus on Neuroma Pain Lower Limb TJR Nerve Injuries Est $125M+ • A neuroma is a tangled mass of disorganized nerve and fibrous tissue • If not properly diagnosed and addressed, the management of these injuries require long term pharmacologic treatment and pain management 16 It's time to rethink nerve repair.TM

Neuromas Form Following Surgery or Trauma Neuroma-in-Continuity Stump Neuroma 17 Etiology Examples General Surgery Hernia repair Mastectomy Lap. Cholecystectomy Gynecology surgery C-section Hysterectomy Orthopedics Arthroscopy Amputation Knee replacement Other Causes Post traumatic injury Occipital neuralgia It's time to rethink nerve repair.TM

AxoGuard® NerveCap • Patented method for protecting against neuromas #9,629,997 U.S. FDA Clearance – K163446 • Indicated to protect a peripheral nerve end and separate the nerve from the surrounding environment to reduce the development of symptomatic or painful neuroma Plan to conduct clinical evaluation and user preference studies in 2018 • • 18 It's time to rethink nerve repair.TM

Strategy for Continued Growth Continue to build the AxoGen Platform for Nerve Repair by Increasing Market Awareness Educating Surgeons and Developing Advocates Growing the Body of Clinical Evidence Executing against our Sales Strategy Exploring Expanded Applications for existing products and Introducing New Products ● ● ● ● ● We are excited to partner with surgeons to develop advanced procedures for the repair of peripheral nerves across an increasing range of applications. 19 It's time to rethink nerve repair.TM

Delivering U.S. $ in millions Strong Consistent Revenue Growth & Gross Margin $41.1 $4.9 84.4% Gross Margin for the quarter ended September 30, 2017 20 Annual Revenue 53% CAGR 6 Years of Double Digit Growth $27.3 $16.8 $10.9 $7.7 201120122013201420152016 Q3 Revenue 43% Growth $16.0 $11.2 Q3 2016Q3 2017 It's time to rethink nerve repair.TM

Balance Sheet and Capital Structure

Balance Sheet Highlights	September 30, 2017	Pro Forma* September 30, 2017
Cash	$22.0 million	$37.4 million
Debt	$25.0 million	$25.0 million

Capital Structure (shares)	September 30, 2017	Pro Forma* September 30, 2017
Common Stock	33,393,804	34,198,804
Common Stock Options, RSUs, PSUs	4,484,447	4,484,447
Common Stock Warrants	44,843	44,843
Common Stock and Common Stock Equivalents	37,923,094	38,728,094

*Pro forma amounts reflect the impact of the equity raise which closed on November 20, 2017 had the transactions taken place on September 30, 2017. The Company sold a total of 805,000 shares at $21.00 and received proceeds, net of underwriters discounts and estimated offering expenses, of $15.4 million.

** On October 26, 2016 the completed a $31 million debt facility comprised of a $21 million term loan and a revolving line of credit of up to $10 million. The revolver may be increased at a later date to $15 million dollars at our request, and with the approval of MidCap. Total Bank Debt at September 30, 2017 is comprised of the $21 million term loan plus $4 million borrowed on the revolving line of credit. The facility carries a 54 month term, with interest only payments on the term loan for the first 24 months. The interest rate on the term loan is 8.0% plus the greater of LIBOR or 0.5%, which resulted in a rate of 8.5 percent as of September 30, 2017. Borrowings under the revolving line of credit bear interest of 4.5% plus the greater of LIBOR 0.5%, which resulted in a rate of 5.0 percent as of September 30, 2017.

It's time to rethink nerve repair.™

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AxoGen.

NASDAQ: AXGN Deloitte Technology Fast 500 : 2014, 2015, Russell 2000 Index : June 2016 2016, 2017 22 It's time to rethink nerve repair.TM

Footnotes

1. Noble, et al., "Analysis of Upper and Lower Extremity Peripheral Nerve Injuries in a Population of Patients with Multiple Injuries", Journal of Trauma, Vol 45, 2008
2. University of Maryland Medical Center, Carpal Tunnel Syndrome – Surgery.
3. Friedman, "The Prophylactic Extraction of Third Molars: A Public Health Hazard," American Journal of Public Health, Vol 97, 2007 – Alhassani, "Inferior Alveolar Nerve Injury in Implant Dentistry: Diagnosis, Causes, Prevention, and Management, Journal of Oral Implantology, Vol. 36, 2010 – Mille, et al., "Nerve Injuries after Dental Injection: A Review of the Literature", Clinical practice, Vol 72, 2006 . McClary, et al., Ameloblastoma: a clinical review and trends in management. Eur Arch Otorhinolaryngol. 2016 Jul;273(7):1649-61. Ruggiero, et al., American Association of Oral and Maxillofacial Surgeons Position Paper on Medication-Related Osteonecrosis of the Jaw-2014 Update. J Oral Maxillofac Surg 72:1938-1956, 2014. Agbaje, et al., Systematic review of the incidence of inferior alveolar nerve injury in bilateral sagittal split osteotomy and the assessment of neurosensory disturbances. Int J Oral Maxillofac Surg. 2015 Apr;44(4):447-51.
4. 2016 ASPS Plastic Surgery Statistics Reports, Includes Latissimus Dorsi Flap, Distribution based on ASPS Data
5. Historical Incidence based on NIH National Cancer Institute http://www.breastcancer.org/symptoms/understand_bc/statistics ; Growth rate based on CAGR 2015 – 2017
6. http://onlinelibrary.wiley.com/doi/10.3322/caac.21149/epdf
7. 2016 ASPS Plastic Surgery Statistics Reports from 2012 - 2016 ASPS = Includes reconstructive revisions and reconstructions of large, breast-conserving surgeries (Lumpectomy)
8. 2016 ASPS Plastic Surgery Statistics Reports, Includes TRAM, DIEP, and "Other Flaps", Distribution based on 2016 ASPS Data
9. US PTO #9,629,997

It's time to rethink nerve repair.™

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AxoGen®